UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices) (Zip Code)

(646) 429-1800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Stagwell Inc. (the “Company”), the Company’s stockholders approved the Stagwell Inc. Third Amended and Restated 2016 Stock Incentive Plan (the “Amended Plan”) to increase the number of shares of Class A common stock, par value $0.001 per share, of the Company reserved for issuance by 20,000,000 shares from 20,250,000 shares to 40,250,000 shares and make the other changes described in “Proposal 2 – Approval of the Third Amended and Restated 2016 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2025 (the “2025 Proxy Statement”), which description is incorporated by reference herein. The Board of Directors of the Company approved the Amended Plan, subject to stockholder approval, on April 23, 2025.

The foregoing description of the Amended Plan is qualified in its entirety by reference to the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 12, 2025, the Company held the Annual Meeting. The stockholders considered four proposals as described in the 2025 Proxy Statement. The final results of the voting on each matter submitted to stockholders at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors. The stockholders elected the nominees for director by the votes shown below, each to hold office until the Company’s 2026 annual meeting of stockholders.

Nominee	For	Withheld	Broker Non-Votes
Charlene Barshefsky	246,538,650	2,513,991	8,175,802
Bradley J. Gross	248,009,499	1,043,142	8,175,802
Wade Oosterman	244,699,007	4,353,634	8,175,802
Mark J. Penn	246,296,367	2,756,274	8,175,802
Desirée Rogers	245,507,545	3,545,096	8,175,802
Eli Samaha	248,581,359	471,282	8,175,802
Irwin D. Simon	245,618,301	3,434,340	8,175,802
Rodney Slater	244,915,945	4,136,696	8,175,802
Brandt Vaughan	246,540,435	2,512,206	8,175,802

Proposal 2 – Approval of Third Amended and Restated 2016 Stock Incentive Plan. The stockholders approved the Amended Plan by the votes shown below.

For	Against	Abstain	Broker Non-Votes
245,059,418	3,978,571	14,652	8,175,802

Proposal 3 - Executive Compensation. The stockholders approved, on a non-binding, advisory basis, the 2024 executive compensation of the Company’s named executive officers by the votes shown below.

For	Against	Abstain	Broker Non-Votes
244,013,294	4,843,070	196,277	8,175,802

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of PricewaterhouseCoopers LLP to act as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 by the votes shown below.

For	Against	Abstain
256,598,614	568,141	61,688

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Third Amended and Restated 2016 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2025

Stagwell Inc.

By:	/s/ Edmund D. Graff
	Name:	Edmund D. Graff
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary